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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 3, 2005
                Date of report (Date of earliest event reported)

                                IMAX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


            CANADA                    0-24216                   98-0140269
(State or Other Jurisdiction  (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                   Identification Number)


  2525 SPEAKMAN DRIVE, MISSISSAUGA, ONTARIO,                   CANADA, L5K 1B1
   (Address of Principal Executive Offices)                     (Postal Code)



                                 (905) 403-6500
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 3, 2005, IMAX Corporation (the "Company") issued a press release announcing the Company's financial and operating results for the quarter ended September 30, 2005, a copy of which is attached as Exhibit 99.1.

     The information in this current report on Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS


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
EXHIBIT NO.     DESCRIPTION
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
99.1            Press Release dated November 3, 2005
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   IMAX CORPORATION
                                   (Registrant)


Date:  November 3, 2005            By:            "Richard L. Gelfond"
      ------------------              ------------------------------------------
                                      Name:        Richard L. Gelfond
                                      Title:       Co-Chairman and
                                                   Co-Chief Executive Officer



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